ADVISORS DISCIPLINED TRUST 474

                          SUPPLEMENT TO THE PROSPECTUS



     Notwithstanding anything to the contrary in the prospectus, the "Distribution dates" set forth under "Investment Summary--Essential Information" in the prospectus are the 25th day of June and December and the "Record dates" set forth under "Investment Summary--Essential Information" in the prospectus are the 10th day of June and December.


     Supplement Dated:  July 23, 2010




















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